UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2017

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Jean-François Formela, MD submitted his resignation from the Board of Directors (the “Board”) of Egalet Corporation (the “Company”) and all committees of the Board on which he served, effective upon receipt by the Secretary of the Company, which occurred on April 4, 2017.

(d)                                 On April 8, 2017, the Board appointed Andrea Heslin Smiley and Elaine Hochberg as directors of the Company. Ms. Smiley was appointed to fill the vacancy created by Dr. Formela’s resignation and Ms. Hochberg was appointed to fill a vacancy created when the size of the Board was expanded from seven to eight members.  The Board has not yet made a determination regarding the committees on which Mss. Smiley and Hochberg will serve.

Ms. Smiley has served as President and CEO of VMS BioMarketing since 2011.  She joined VMS Biomarketing in 2008.  Prior to joining VMS BioMarketing, Ms. Smiley served in various positions at Eli Lilly and Company. She serves on the boards of several nonprofit corporations, including the Indiana Chapter of the Alzheimer’s Association.

Ms. Hochberg has been the managing partner of Elaran, LLC, a business strategy and management firm, since 2016. She served in various positions of increasing responsibility at Forest Laboratories, LLC from 1997 to 2014, including as Executive Vice President - International, Strategic Planning and Government Affairs from 2013 to 2014, as Executive Vice President — US Sales and Marketing from 2010 to 2013 and as Chief Commercial Officer from 2007 to 2013.  Prior to that, Ms. Hochberg served in various roles at Wyeth-Ayerst Laboratories.  She serves on the board of Akcea Therapeutics, Inc., as well as the boards of several nonprofit corporations.

Upon their appointment to the Board, each of Mss. Smiley and Hochberg became entitled to receive an annual cash retainer in the amount of $40,000, pursuant to non-employee director compensation resolutions approved by the Compensation Committee of the Board on November 20, 2015. In addition, under those compensation resolutions and pursuant to the Company’s Amended and Restated 2013 Stock-Based Incentive Compensation Plan, each of Mss. Smiley and Hochberg will be granted options to purchase $133,000 in value based on the Black-Scholes value of the Company’s common stock, par value $.001 per share, effective on May 1, 2017, which is the first trading day of the month after the commencement of their respective service as a director.

Additional information regarding each of Mss. Smiley’s and Hochberg’s appointment as a director is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2017	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 10, 2017.